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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Amendment No. 1

Between	Bayer Schering Pharma AG
Müllerstrasse 178
13353 Berlin, Germany

(hereinafter referred to as “Bayer“)

and	Micromet AG
Staffelseestrasse 2
81477 Munich, Germany

(hereinafter referred to as “Micromet”)

(each hereafter referred to as a “Party” or collectively referred to as the “Parties”)

WHEREAS:

Bayer and Micromet entered into an Option, Collaboration and License Agreement relating to BiTE antibodies on January 12, 2009 (hereinafter referred to as “the Agreement”).

Whereby the Parties wish to agree on certain clarifications and modifications to the Agreement in connection with the exercise by Bayer of the option under the Agreement.

Now, THEREFORE the Parties hereby agree as follows in this Amendment No. 1 (the “Amendment”):

1.	DEFINITIONS

Unless otherwise defined herein, capitalized terms shall have the same meaning as set forth in the Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.	EXERCISE OF THE OPTION; EFFECTIVENESS OF AMENDMENT

Effective as of the date hereof, Bayer has exercised the Option pursuant to that separate letter delivered by Bayer and attached hereto.  The Parties hereby agree and acknowledge that notwithstanding anything else stated in Section 2.3 of the Agreement Bayer will be granted the rights in the Agreement and all of the terms and conditions of the Agreement (as amended herein) will be binding on the Parties as of the date of this Amendment, which shall be considered the License Effective Date.  Notwithstanding anything else stated in Section 2.3 of the Agreement, the Option Exercise Fee shall be payable, subject to receipt of a proper invoice, on January 8, 2010, irrespective of the date of the License Effective Date.

3.	[***] DEVELOPMENT PLAN

Notwithstanding anything else stated in Section 4.1 or 4.3 of the Agreement, the Parties hereby agree to an updated [***] Development Plan which is attached to this Amendment and shall replace in its entirety the original Exhibit B.

4.	EXHIBIT C

Exhibit C shall be replaced in its entirety by the updated version attached to this Amendment.

5.	PAYMENTS UNDER THIRD PARTY AGREEMENTS

5.1	The second sentence of Section 8.4.1 shall be amended to read as follows:

“[…]In addition, Bayer will be responsible for (i) the payments that become due under any future agreement Bayer enters into with a Third Party with regard to the Product, except as set forth in Section 8.4.2; and (ii) [***] of any payments that become due under any potential license to or acquisition of one or more Patents from a Third Party listed on Attachment 4 (whether entered into by Bayer or by Micromet), provided that with regard to royalty payments, Bayer’s share of the payment obligations under this subsection (ii) for such Third Party agreement shall be limited to a royalty rate of [***] percent.  Bayer and Micromet will continuously consult with each other during the negotiation of and jointly approve any license or acquisition agreement covered by subsection (ii) above, such approval not to be unreasonably withheld; it being understood that, subject to Section 4.8 with respect to any subsequent negotiation right of Bayer,  Micromet shall have the first right to obtain such license under commercially reasonable terms, including but not limited to a reasonable allocation of early and late payments in accordance with industry standards and similar to the allocation of early and late payments from Bayer to Micromet under this Agreement, as the Parties may determine.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.2	The second sentence of Section 8.4.2 shall be amended to read as follows:

“[…] In addition, Micromet will be responsible for (i) the payments that become due under any license to or acquisition of Patents (whether entered into by Bayer or by Micromet) from a Third Party (including a [***]) to the extent payments are payable for a license to or acquisition of Patents owned by a Third Party that would [***] by [***], except excluding any such invention relating to the [***] and (ii) [***] of any payments that become due under any potential license to or acquisition of one or more Patents from a Third Party listed on Attachment 4 (whether entered into by Bayer or by Micromet), provided that with regard to royalty payments, Micromet’s share of the payment obligations under this subsection (ii) for such Third Party agreement shall be limited to a royalty rate of [***] percent.”

5.3	The following sentence shall be added to Section 8.4.2 and read as follows:

“Upon execution by Micromet of an agreement relating to a license to or acquisition of one or more Patents listed on Attachment 4 or any other agreements with Third Parties for which Micromet is financially responsible in accordance with the cost allocation described in Section 8.4.2, such Patents Controlled by Micromet shall become part of the Sublicensed Technology and be included in the licenses granted to Bayer under the Agreement, subject to the terms and conditions of the agreement with the Third Party and without additional payment obligations of Bayer other than those set out in Section 8.4.1 and subject to those payment obligations described in the last sentence of the first paragraph of this Section 8.4.2.

5.4         The Parties agree that a license granted to Bayer under one or more Patents listed in Attachment 4 shall not extend the royalty term for royalties payable according to Section 8.3.1. Section 8.3.2 (b) shall therefore be amended to read as follows:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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“(b)  Royalties due under the preceding Section 8.3.1 will commence upon First Commercial Sale of a Product in a particular country in the Territory and will expire on a country-by-country and Product-by-Product basis upon the later of: (i) the expiration of the last-to-expire Patent within the Licensed Technology containing a Valid Claim claiming or covering the use or sale of such Product in such country, or (ii) [***] from the First Commercial Sale of such Product in such country; provided, however, that once the use or sale of a Product in a particular country is only claimed or covered by a Valid Claim within the Patents listed in Attachment 4, and the [***] period pursuant to the preceding subsection (ii) has expired, Bayer shall no longer pay to Micromet royalties according to Section 8.3.1 for such country, but only such royalties that Micromet has to pay to a Third Party for the use of those Patents by virtue of Bayer’s Commercialization of the Product.

6.	EFFECTS OF TERMINATION

6.1	Section 13.1.1 (i) shall be amended to read as follows:

 “(i) [***] a [***]under any[***] and under any [***] that [***]”

6.2	The first sentence of Section 13.1.2 shall be deleted and replaced by the following:

“If the Agreement is terminated by Micromet under [***] or by Bayer under [***] in its entirety or with respect to any Terminated Territory [***], in consideration of the Program Transfer, Micromet will make to Bayer payments according to the following schedule until such time as Bayer has received an amount equivalent to [***] times the [***] pursuant to this Agreement for the Product in respect of such Terminated Territory, but, for clarity, excluding any milestone or royalty payments paid to Micromet (“the Compensation”): […]”

7.	PRESS RELEASE UPON OPTION EXERCISE

On the License Effective Date or first Business Day thereafter, each Party may issue the press release regarding the exercise of the Option in the form attached in Attachment 5.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.	CONFIRMATION OF TERMS

Except as expressly amended by the terms hereof, all provisions of the Agreement shall remain in full force and effect.

In witness whereof the Parties have executed this Amendment No. 1 as of the dates set forth below.

Bayer Schering Pharma AG		Micromet AG

Date: November 25, 2009		Date: November 25, 2009

By:	/s/ Andreas Fibig	By:	/s/ Jens Hennecke
Name: Andreas Fibig		Name: Jens Hennecke
Function: Chairman of the Board		Function: SVP Business Development
of Management

By:	/s/ Dr. Andreas Busch	By:	/s/ Patrick Baeuerle
Name: Prof. Dr. Andreas Busch		Name: Patrick Baeuerle
Function: Member of the Board of		Function: SVP R&D, CSO
Management

Attachments:
1.  Updated Exhibit B
2.  Updated Exhibit C
3.  Option Exercise Letter
4.  Patent List
5.  Micromet and Bayer Press Release

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 1

Updated Exhibit B

[Attachment follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT 2

Exhibit C

Micromet Technology Patents

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Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
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*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 3

Option Exercise Letter

[Attachment follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 4

Patent List

Publication Number	Filing Date	Country	Title of Application
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*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

ATTACHMENT 5

Micromet and Bayer Press Release

[Attachment follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.